                                                                    Exhibit 99.6

                                                                                    Monthly Operating Report
----------------------------------------------------
CASE  NAME: OK Turbines, Inc.                                                             ACCRUAL BASIS
----------------------------------------------------
----------------------------------------------------
CASE  NUMBER: 400-42146-BJH-11                                                         02/13/95, RWD, 2/96
----------------------------------------------------
----------------------------------------------------
JUDGE:  Barbara J. Houser
----------------------------------------------------

                        UNITED  STATES  BANKRUPTCY  COURT

                           NORTHERN DISTRICT OF TEXAS

                                 SIXTH DIVISION

                           MONTHLY  OPERATING  REPORT

                          MONTH  ENDING: JUNE 30, 2001


IN  ACCORDANCE  WITH  TITLE  28,  SECTION  1746,  OF  THE  UNITED  STATES  CODE,  I
DECLARE  UNDER  PENALTY  OF  PERJURY  THAT  I  HAVE  EXAMINED  THE  FOLLOWING
MONTHLY  OPERATING  REPORT  (ACCRUAL BASIS-1  THROUGH  ACCRUAL BASIS-7)  AND
THE  ACCOMPANYING  ATTACHMENTS  AND,  TO  THE  BEST  OF  MY  KNOWLEDGE,  THESE
DOCUMENTS  ARE  TRUE,  CORRECT  AND  COMPLETE.  DECLARATION  OF  THE  PREPARER
(OTHER  THAN  RESPONSIBLE  PARTY):  IS  BASED  ON  ALL  INFORMATION  OF  WHICH
PREPARER  HAS  ANY  KNOWLEDGE.

RESPONSIBLE  PARTY:

/s/ Drew Keith                                                                             Chief Financial Officer
----------------------------------------------------                            ---------------------------------------------
ORIGINAL  SIGNATURE  OF  RESPONSIBLE  PARTY                                                         TITLE

Drew Keith                                                                                         7/27/01
----------------------------------------------------                            ---------------------------------------------
PRINTED NAME OF RESPONSIBLE PARTY                                                                   DATE

PREPARER:

/s/ Jessica L. Wilson                                                                      Chief Accounting Officer
----------------------------------------------------                            ---------------------------------------------
ORIGINAL  SIGNATURE  OF  PREPARER                                                                   TITLE

Jessica L. Wilson                                                                                  7/27/01
----------------------------------------------------                            ---------------------------------------------
PRINTED NAME OF PREPARER                                                                             DATE


                                                                                    Monthly Operating Report
----------------------------------------------------
CASE  NAME: OK Turbines, Inc.                                                           ACCRUAL BASIS-1
----------------------------------------------------
----------------------------------------------------
CASE  NUMBER: 400-42146-BJH-11                                                         02/13/95, RWD, 2/96
----------------------------------------------------


COMPARATIVE  BALANCE  SHEET

                                                   SCHEDULE          MONTH              MONTH                MONTH
                                                              -----------------------------------------------------------
ASSETS                                              AMOUNT         April 2001          May 2001            June 2001
-------------------------------------------------------------------------------------------------------------------------
    1.  UNRESTRICTED  CASH                          $  299,835       $  456,732          $  235,491            $  295,494
-------------------------------------------------------------------------------------------------------------------------
    2.  RESTRICTED  CASH                            $        0       $        0          $        0            $        0
-------------------------------------------------------------------------------------------------------------------------
    3.  TOTAL  CASH                                 $  299,835       $  456,732          $  235,491            $  295,494
-------------------------------------------------------------------------------------------------------------------------
    4.  ACCOUNTS  RECEIVABLE  (NET)                 $  569,077       $  494,123          $  467,956            $  532,146
-------------------------------------------------------------------------------------------------------------------------
    5.  INVENTORY                                   $4,135,448       $4,448,362          $4,561,681            $4,576,949
-------------------------------------------------------------------------------------------------------------------------
    6.  NOTES  RECEIVABLE                           $        0       $        0          $        0            $        0
-------------------------------------------------------------------------------------------------------------------------
    7.  PREPAID  EXPENSES                           $        0       $        0          $        0            $        0
-------------------------------------------------------------------------------------------------------------------------
    8.  OTHER  (ATTACH  LIST)                       $   30,000        ($856,459)          ($670,061)            ($736,160)
-------------------------------------------------------------------------------------------------------------------------
    9.  TOTAL  CURRENT  ASSETS                      $5,034,360       $4,542,758          $4,595,067            $4,668,429
-------------------------------------------------------------------------------------------------------------------------
   10.  PROPERTY,  PLANT  &  EQUIPMENT              $  474,012       $  604,429          $  612,929            $  612,929
-------------------------------------------------------------------------------------------------------------------------
   11.  LESS:  ACCUMULATED
        DEPRECIATION / DEPLETION                    $        0       $  143,035          $  147,306            $  151,815
-------------------------------------------------------------------------------------------------------------------------
   12.  NET  PROPERTY,  PLANT  &
        EQUIPMENT                                   $  474,012       $  461,394          $  465,623            $  461,114
-------------------------------------------------------------------------------------------------------------------------
   13.  DUE FROM INSIDERS                           $        0       $        0          $        0            $        0
-------------------------------------------------------------------------------------------------------------------------
   14.  OTHER  ASSETS  -  NET  OF
        AMORTIZATION  (ATTACH  LIST)                $        0       $        0          $        0            $        0
-------------------------------------------------------------------------------------------------------------------------
   15.  OTHER (ATTACH LIST)                         $        0       $        0          $        0            $        0
-------------------------------------------------------------------------------------------------------------------------
   16.  TOTAL ASSETS                                $5,508,372       $5,004,152          $5,060,690            $5,129,543
-------------------------------------------------------------------------------------------------------------------------
POSTPETITION  LIABILITIES
-------------------------------------------------------------------------------------------------------------------------
   17.  ACCOUNTS  PAYABLE                                            $   55,032          $   27,126            $   84,974
-------------------------------------------------------------------------------------------------------------------------
   18.  TAXES  PAYABLE                                               $    7,858          $    7,858            $    7,872
-------------------------------------------------------------------------------------------------------------------------
   19.  NOTES  PAYABLE                                               $        0          $        0            $        0
-------------------------------------------------------------------------------------------------------------------------
   20.  PROFESSIONAL  FEES                                           $        0          $        0            $        0
-------------------------------------------------------------------------------------------------------------------------
   21.  SECURED  DEBT                                                $        0          $        0            $        0
-------------------------------------------------------------------------------------------------------------------------
   22.  OTHER  (ATTACH  LIST)                                        $       10          $        0
-------------------------------------------------------------------------------------------------------------------------
   23.  TOTAL  POSTPETITION
        LIABILITIES                                                  $   62,900          $   34,984            $   92,846
-------------------------------------------------------------------------------------------------------------------------
PREPETITION  LIABILITIES
-------------------------------------------------------------------------------------------------------------------------
   24.  SECURED  DEBT                               $        0       $        0          $        0            $        0
-------------------------------------------------------------------------------------------------------------------------
   25.  PRIORITY  DEBT                              $   28,268       $        0          $        0            $        0
-------------------------------------------------------------------------------------------------------------------------
   26.  UNSECURED  DEBT                             $  493,554       $  522,197          $  522,197            $  522,197
-------------------------------------------------------------------------------------------------------------------------
   27.  OTHER (ATTACH LIST)                         $        0       $        0          $        0            $        0
-------------------------------------------------------------------------------------------------------------------------
   28.  TOTAL  PREPETITION  LIABILITIES             $  521,822       $  522,197          $  522,197            $  522,197
-------------------------------------------------------------------------------------------------------------------------
   29.  TOTAL LIABILITIES                           $  521,822       $  585,097          $  557,181            $  615,043
-------------------------------------------------------------------------------------------------------------------------
EQUITY
-------------------------------------------------------------------------------------------------------------------------
   30.  PREPETITION  OWNERS'  EQUITY                                 $3,790,619          $3,790,619            $3,790,619
-------------------------------------------------------------------------------------------------------------------------
   31.  POSTPETITION  CUMULATIVE
        PROFIT  OR  (LOSS)                                           $  628,436          $  712,890            $  723,881
-------------------------------------------------------------------------------------------------------------------------
   32.  DIRECT  CHARGES  TO  EQUITY
        (ATTACH  EXPLANATION)
-------------------------------------------------------------------------------------------------------------------------
   33.  TOTAL  EQUITY                               $        0       $4,419,055          $4,503,509            $4,514,500
-------------------------------------------------------------------------------------------------------------------------
   34.  TOTAL  LIABILITIES  &
        OWNERS'  EQUITY                             $  521,822       $5,004,152          $5,060,690            $5,129,543
-------------------------------------------------------------------------------------------------------------------------


                                                                                    Monthly Operating Report
----------------------------------------------------
CASE  NAME: OK Turbines, Inc.                                                           ACCRUAL BASIS-2
----------------------------------------------------
----------------------------------------------------
CASE  NUMBER: 400-42146-BJH-11                                                         02/13/95, RWD, 2/96
----------------------------------------------------

INCOME STATEMENT

                                                                  MONTH            MONTH            MONTH           QUARTER
                                                          ----------------------------------------------------
REVENUES                                                       April 2001        May 2001         June 2001          TOTAL
--------------------------------------------------------------------------------------------------------------------------------
    1.  GROSS  REVENUES                                             $423,842         $302,341         $291,299        $1,017,482
--------------------------------------------------------------------------------------------------------------------------------
    2.  LESS:  RETURNS & DISCOUNTS                                  $      0         $      0         $      0        $        0
--------------------------------------------------------------------------------------------------------------------------------
    3.  NET  REVENUE                                                $423,842         $302,341         $291,299        $1,017,482
--------------------------------------------------------------------------------------------------------------------------------
COST  OF  GOODS  SOLD
--------------------------------------------------------------------------------------------------------------------------------
    4.  MATERIAL                                                    $167,285         $128,335         $192,843        $  488,463
--------------------------------------------------------------------------------------------------------------------------------
    5.  DIRECT  LABOR                                               $ 45,677         $ 42,912         $ 26,843        $  115,432
--------------------------------------------------------------------------------------------------------------------------------
    6.  DIRECT  OVERHEAD                                            $  8,552         $  5,720         $  6,503        $   20,775
--------------------------------------------------------------------------------------------------------------------------------
    7.  TOTAL  COST  OF  GOODS  SOLD                                $221,514         $176,967         $226,189        $  624,670
--------------------------------------------------------------------------------------------------------------------------------
    8.  GROSS  PROFIT                                               $202,328         $125,374         $ 65,110        $  392,812
--------------------------------------------------------------------------------------------------------------------------------
OPERATING  EXPENSES
--------------------------------------------------------------------------------------------------------------------------------
    9.  OFFICER / INSIDER  COMPENSATION                             $  4,615         $  4,615         $  6,923        $   16,153
--------------------------------------------------------------------------------------------------------------------------------
   10.  SELLING  &  MARKETING                                       $    960         $    297         $    499        $    1,756
--------------------------------------------------------------------------------------------------------------------------------
   11.  GENERAL & ADMINISTRATIVE                                    $ 20,465         $ 28,674         $ 34,479        $   83,618
--------------------------------------------------------------------------------------------------------------------------------
   12.  RENT  &  LEASE                                              $  3,429         $  2,264         $  3,959        $    9,652
--------------------------------------------------------------------------------------------------------------------------------
   13.  OTHER (ATTACH LIST)                                         $      0         $    798         $      0        $      798
--------------------------------------------------------------------------------------------------------------------------------
   14.  TOTAL  OPERATING  EXPENSES                                  $ 29,469         $ 36,648         $ 45,860        $  111,977
--------------------------------------------------------------------------------------------------------------------------------
   15.  INCOME  BEFORE  NON-OPERATING
        INCOME & EXPENSE                                            $172,859         $ 88,726         $ 19,250        $  280,835
--------------------------------------------------------------------------------------------------------------------------------
OTHER  INCOME  &  EXPENSES
--------------------------------------------------------------------------------------------------------------------------------
   16.  NON-OPERATING INCOME (ATT.  LIST)                           $      0         $      0         $      0        $        0
--------------------------------------------------------------------------------------------------------------------------------
   17.  NON-OPERATING EXPENSE (ATT.  LIST)                          $      0         $      0         $      0        $        0
--------------------------------------------------------------------------------------------------------------------------------
   18.  INTEREST  EXPENSE                                           $      0         $      0         $      0        $        0
--------------------------------------------------------------------------------------------------------------------------------
   19.  DEPRECIATION / DEPLETION                                    $  4,273         $  4,273         $  4,509        $   13,055
--------------------------------------------------------------------------------------------------------------------------------
   20.  AMORTIZATION                                                $      0         $      0         $      0        $        0
--------------------------------------------------------------------------------------------------------------------------------
   21.  OTHER (ATTACH LIST)                                         $      0         $      0         $      0        $        0
--------------------------------------------------------------------------------------------------------------------------------
   22.  NET  OTHER INCOME & EXPENSES                                $  4,273         $  4,273         $  4,509        $   13,055
--------------------------------------------------------------------------------------------------------------------------------
REORGANIZATION  EXPENSES
--------------------------------------------------------------------------------------------------------------------------------
   23.  PROFESSIONAL  FEES                                          $      0         $      0         $      0        $        0
--------------------------------------------------------------------------------------------------------------------------------
   24.  U.S.  TRUSTEE  FEES                                         $      0         $      0         $  3,750        $    3,750
--------------------------------------------------------------------------------------------------------------------------------
   25.  OTHER (ATTACH LIST)                                         $      0         $      0         $      0        $        0
--------------------------------------------------------------------------------------------------------------------------------
   26.  TOTAL  REORGANIZATION  EXPENSES                             $      0         $      0         $  3,750        $    3,750
--------------------------------------------------------------------------------------------------------------------------------
   27.  INCOME  TAX                                                 $      0         $      0         $      0        $        0
--------------------------------------------------------------------------------------------------------------------------------
   28.  NET  PROFIT  (LOSS)                                         $168,586         $ 84,453         $ 10,991        $  264,030
--------------------------------------------------------------------------------------------------------------------------------


                                                                                    Monthly Operating Report
----------------------------------------------------
CASE  NAME: OK Turbines, Inc.                                                           ACCRUAL BASIS-3
----------------------------------------------------
----------------------------------------------------
CASE  NUMBER: 400-42146-BJH-11                                                         02/13/95, RWD, 2/96
----------------------------------------------------

                                                                MONTH                MONTH               MONTH          QUARTER
CASH  RECEIPTS  AND                                       ---------------------------------------------------------
DISBURSEMENTS                                                 April 2001           May 2001            June 2001         TOTAL
---------------------------------------------------------------------------------------------------------------------------------
    1.  CASH - BEGINNING  OF  MONTH                                 $151,950          $  456,732        $235,491       $  151,950
---------------------------------------------------------------------------------------------------------------------------------
RECEIPTS  FROM  OPERATIONS
---------------------------------------------------------------------------------------------------------------------------------
    2.  CASH  SALES                                                 $      0          $        0        $      0       $        0
---------------------------------------------------------------------------------------------------------------------------------
COLLECTION  OF  ACCOUNTS  RECEIVABLE
---------------------------------------------------------------------------------------------------------------------------------
    3.  PREPETITION                                                 $  2,000          $    1,500        $      0       $    3,500
---------------------------------------------------------------------------------------------------------------------------------
    4.  POSTPETITION                                                $541,090          $  332,127        $229,697       $1,102,914
---------------------------------------------------------------------------------------------------------------------------------
    5.  TOTAL  OPERATING  RECEIPTS                                  $543,090          $  333,627        $229,697       $1,106,414
---------------------------------------------------------------------------------------------------------------------------------
NON - OPERATING RECEIPTS
---------------------------------------------------------------------------------------------------------------------------------
    6.  LOANS  &  ADVANCES  (ATTACH  LIST)                          $      0          $        0        $      0       $        0
---------------------------------------------------------------------------------------------------------------------------------
    7.  SALE  OF  ASSETS                                            $      0          $        0        $      0       $        0
---------------------------------------------------------------------------------------------------------------------------------
    8.  OTHER  (ATTACH  LIST)                                       $  1,631          $    4,666        $ 16,544       $   22,841
---------------------------------------------------------------------------------------------------------------------------------
    9.  TOTAL  NON-OPERATING  RECEIPTS                              $  1,631          $    4,666        $ 16,544       $   22,841
---------------------------------------------------------------------------------------------------------------------------------
   10.  TOTAL  RECEIPTS                                             $544,721          $  338,293        $246,241       $1,129,255
---------------------------------------------------------------------------------------------------------------------------------
   11.  TOTAL  CASH  AVAILABLE                                      $696,671          $  795,025        $481,732       $1,281,205
---------------------------------------------------------------------------------------------------------------------------------
OPERATING  DISBURSEMENTS
---------------------------------------------------------------------------------------------------------------------------------
   12.  NET  PAYROLL                                                $ 48,425          $   46,065        $      0       $   94,490
---------------------------------------------------------------------------------------------------------------------------------
   13.  PAYROLL TAXES PAID                                          $  3,674          $    3,494        $      0       $    7,168
---------------------------------------------------------------------------------------------------------------------------------
   14.  SALES,  USE  &  OTHER  TAXES  PAID                          $      0          $        0        $      0       $        0
---------------------------------------------------------------------------------------------------------------------------------
   15.  SECURED / RENTAL / LEASES                                   $  2,948          $    2,266        $  2,939       $    8,153
---------------------------------------------------------------------------------------------------------------------------------
   16.  UTILITIES                                                   $  2,492          $    2,781        $  2,683       $    7,956
---------------------------------------------------------------------------------------------------------------------------------
   17.  INSURANCE                                                   $      0          $        0        $      0       $        0
---------------------------------------------------------------------------------------------------------------------------------
   18.  INVENTORY  PURCHASES                                        $ 71,271          $  241,798        $131,224       $  444,293
---------------------------------------------------------------------------------------------------------------------------------
   19.  VEHICLE  EXPENSES                                           $  1,258          $      109        $      0       $    1,367
---------------------------------------------------------------------------------------------------------------------------------
   20.  TRAVEL                                                      $    334          $      343        $    922       $    1,599
---------------------------------------------------------------------------------------------------------------------------------
   21.  ENTERTAINMENT                                               $    388          $      195        $     76       $      659
---------------------------------------------------------------------------------------------------------------------------------
   22.  REPAIRS  &  MAINTENANCE                                     $ 38,270          $   29,150        $ 30,923       $   98,343
---------------------------------------------------------------------------------------------------------------------------------
   23.  SUPPLIES                                                    $  2,487          $    3,959        $  4,437       $   10,883
---------------------------------------------------------------------------------------------------------------------------------
   24.  ADVERTISING                                                 $    575          $      848        $    576       $    1,999
---------------------------------------------------------------------------------------------------------------------------------
   25.  OTHER  (ATTACH  LIST)                                       $ 62,817          $  228,526        $ 12,458       $  303,801
---------------------------------------------------------------------------------------------------------------------------------
   26.  TOTAL  OPERATING  DISBURSEMENTS                             $234,939          $  559,534        $186,238       $  980,711
---------------------------------------------------------------------------------------------------------------------------------
REORGANIZATION  EXPENSES
---------------------------------------------------------------------------------------------------------------------------------
   27.  PROFESSIONAL  FEES                                          $      0          $        0        $      0       $        0
---------------------------------------------------------------------------------------------------------------------------------
   28.  U.S.  TRUSTEE  FEES                                         $  5,000          $        0        $      0       $    5,000
---------------------------------------------------------------------------------------------------------------------------------
   29.  OTHER  (ATTACH  LIST)                                       $      0          $        0        $      0       $        0
---------------------------------------------------------------------------------------------------------------------------------
   30.  TOTAL  REORGANIZATION  EXPENSES                             $  5,000          $        0        $      0       $    5,000
---------------------------------------------------------------------------------------------------------------------------------
   31.  TOTAL  DISBURSEMENTS                                        $239,939          $  559,534        $186,238       $  985,711
---------------------------------------------------------------------------------------------------------------------------------
   32.  NET  CASH  FLOW                                             $304,782           ($221,241)       $ 60,003       $  143,544
---------------------------------------------------------------------------------------------------------------------------------
   33.  CASH - END OF MONTH                                         $456,732          $  235,491        $295,494       $  295,494
---------------------------------------------------------------------------------------------------------------------------------


                                                                                    Monthly Operating Report
----------------------------------------------------
CASE  NAME: OK Turbines, Inc.                                                           ACCRUAL BASIS-4
----------------------------------------------------
----------------------------------------------------
CASE  NUMBER: 400-42146-BJH-11                                                         02/13/95, RWD, 2/96
----------------------------------------------------


                                                                     SCHEDULE             MONTH                MONTH         MONTH
                                                                                      ----------------------------------------------
ACCOUNTS  RECEIVABLE  AGING                                           AMOUNT            April 2001           May 2001      June 2001
------------------------------------------------------------------------------------------------------------------------------------
     1.  0-30                                                                              $257,570           $230,520     $268,127
-----------------------------------------------------------------------------------------------------------------------------------
     2.  31-60                                                                             $ 73,047           $ 54,544     $105,911
-----------------------------------------------------------------------------------------------------------------------------------
     3.  61-90                                                                             $ 16,680           $ 41,242     $  2,931
-----------------------------------------------------------------------------------------------------------------------------------
     4.  91+                                                                               $146,826           $141,650     $155,177
-----------------------------------------------------------------------------------------------------------------------------------
     5.  TOTAL  ACCOUNTS  RECEIVABLE                                   $    0              $494,123           $467,956     $532,146
-----------------------------------------------------------------------------------------------------------------------------------
     6.  AMOUNT  CONSIDERED  UNCOLLECTIBLE                                                 $      0           $      0     $      0
-----------------------------------------------------------------------------------------------------------------------------------
     7.  ACCOUNTS  RECEIVABLE  (NET)                                   $    0              $494,123           $467,956     $532,146
-----------------------------------------------------------------------------------------------------------------------------------

AGING  OF  POSTPETITION  TAXES  AND  PAYABLE                                                 MONTH:      June 2001
                                                                                                   ------------------------

                                                        0-30            31-60                 61-90                91+
TAXES  PAYABLE                                          DAYS              DAYS                DAYS                DAYS      TOTAL
-----------------------------------------------------------------------------------------------------------------------------------
     1.  FEDERAL                                     $     0           $    0              $      0           $      0     $      0
-----------------------------------------------------------------------------------------------------------------------------------
     2.  STATE                                       $ 7,871           $    0              $      0           $      0     $  7,871
-----------------------------------------------------------------------------------------------------------------------------------
     3.  LOCAL                                       $     0           $    0              $      0           $      0     $      0
-----------------------------------------------------------------------------------------------------------------------------------
     4.  OTHER (ATTACH LIST)                         $     0           $    0              $      0           $      0     $      0
-----------------------------------------------------------------------------------------------------------------------------------
     5.  TOTAL  TAXES  PAYABLE                       $ 7,871           $    0              $      0           $      0     $  7,871
-----------------------------------------------------------------------------------------------------------------------------------
     6.  ACCOUNTS  PAYABLE                           $84,974           $    0              $      0           $      0     $ 84,974
-----------------------------------------------------------------------------------------------------------------------------------

STATUS  OF  POSTPETITION  TAXES                                                              MONTH:      June 2001
                                                                                                   ------------------------

                                                                   BEGINNING              AMOUNT              AMOUNT        ENDING
                                                                      TAX             WITHHELD AND/            PAID           TAX
FEDERAL                                                            LIABILITY*           0R ACCRUED                         LIABILITY
-----------------------------------------------------------------------------------------------------------------------------------
     1.  WITHHOLDING**                                                 $    0              $      0           $      0     $      0
-----------------------------------------------------------------------------------------------------------------------------------
     2.  FICA-EMPLOYEE**                                               $    0              $      0           $      0     $      0
-----------------------------------------------------------------------------------------------------------------------------------
     3.  FICA-EMPLOYER**                                               $    0              $      0           $      0     $      0
-----------------------------------------------------------------------------------------------------------------------------------
     4.  UNEMPLOYMENT                                                  $    0              $      0           $      0     $      0
-----------------------------------------------------------------------------------------------------------------------------------
     5.  INCOME                                                        $    0              $      0           $      0     $      0
-----------------------------------------------------------------------------------------------------------------------------------
     6.  OTHER (ATTACH LIST)                                           $    0              $      0           $      0     $      0
-----------------------------------------------------------------------------------------------------------------------------------
     7.  TOTAL  FEDERAL  TAXES                                         $    0              $      0           $      0     $      0
-----------------------------------------------------------------------------------------------------------------------------------
STATE  AND  LOCAL
-----------------------------------------------------------------------------------------------------------------------------------
     8.  WITHHOLDING                                                   $    0              $      0           $      0     $      0
-----------------------------------------------------------------------------------------------------------------------------------
     9.  SALES                                                         $7,858              $     13           $      0     $  7,871
-----------------------------------------------------------------------------------------------------------------------------------
    10.  EXCISE                                                        $    0              $      0           $      0     $      0
-----------------------------------------------------------------------------------------------------------------------------------
    11.  UNEMPLOYMENT                                                  $    0              $      0           $      0     $      0
-----------------------------------------------------------------------------------------------------------------------------------
    12.  REAL  PROPERTY                                                $    0              $      0           $      0     $      0
-----------------------------------------------------------------------------------------------------------------------------------
    13.  PERSONAL  PROPERTY                                            $    0              $      0           $      0     $      0
-----------------------------------------------------------------------------------------------------------------------------------
    14.  OTHER (ATTACH LIST)                                           $    0              $      0           $      0     $      0
-----------------------------------------------------------------------------------------------------------------------------------
    15.  TOTAL  STATE  &  LOCAL                                        $7,858              $     13           $      0     $  7,871
-----------------------------------------------------------------------------------------------------------------------------------
    16.  TOTAL  TAXES                                                  $7,858              $     13           $      0     $  7,871
-----------------------------------------------------------------------------------------------------------------------------------

* The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.
** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment or deposit.


                                                                                    Monthly Operating Report
----------------------------------------------------
CASE  NAME: OK Turbines, Inc.                                                           ACCRUAL BASIS-5
----------------------------------------------------
----------------------------------------------------
CASE  NUMBER: 400-42146-BJH-11                                                         02/13/95, RWD, 2/96
----------------------------------------------------


The  debtor  in  possession  must  complete  the  reconciliation  below  for  each  bank  account, including  all  general,  payroll  and  tax  accounts,  as  well  as  all  savings  and  investment accounts,  money  market  accounts,  certificates  of  deposit,  government obligations, etc.
Accounts  with  restricted  funds should be identified  by  placing  an  asterisk next to the account  number.  Attach  additional  sheets  if  necessary.

                                               MONTH:              June 2001
                                                              --------------------------------------------

-------------------------------------------------------------------------------------------------------
BANK  RECONCILIATIONS                            Account #1       Account #2       Account #3
--------------------------------------------------------------------------------------------------
A.           BANK:                             Bank of America  Bank of America  Bank of America
--------------------------------------------------------------------------------------------------
B.           ACCOUNT  NUMBER:                     15819-20089      00127-09156     00129-09155    TOTAL
--------------------------------------------------------------------------------------------------
C.           PURPOSE  (TYPE):                      Operating         Payroll        Operating
----------------------------------------------------------------------------------------------------------
1.       BALANCE  PER  BANK  STATEMENT            $    307,765     $          0     $          0  $307,765
----------------------------------------------------------------------------------------------------------
2.       ADD:  TOTAL  DEPOSITS  NOT  CREDITED     $          0     $          0     $          0  $      0
----------------------------------------------------------------------------------------------------------
3.       SUBTRACT:  OUTSTANDING  CHECKS           $     12,478     $          0     $          0  $ 12,478
----------------------------------------------------------------------------------------------------------
4.       OTHER  RECONCILING  ITEMS                $          0     $          0     $          0  $      0
----------------------------------------------------------------------------------------------------------
5.       MONTH  END  BALANCE  PER  BOOKS          $    295,287     $          0     $          0  $295,287
----------------------------------------------------------------------------------------------------------
6.       NUMBER  OF  LAST  CHECK  WRITTEN                 6517  Account closed   Account closed
----------------------------------------------------------------------------------------------------------

INVESTMENT ACCOUNTS
-----------------------------------------------
BANK,  ACCOUNT  NAME  &  NUMBER                    DATE OF          TYPE OF         PURCHASE      CURRENT
                                                  PURCHASE        INSTRUMENT          PRICE        VALUE
----------------------------------------------------------------------------------------------------------
7.       N/A
----------------------------------------------------------------------------------------------------------
8.       N/A
----------------------------------------------------------------------------------------------------------
9.       N/A
----------------------------------------------------------------------------------------------------------
10.      N/A
----------------------------------------------------------------------------------------------------------
11.      TOTAL  INVESTMENTS                                                         $          0  $      0

CASH
-----------------------------------------------
12.      CURRENCY ON HAND                                                                         $    207
----------------------------------------------------------------------------------------------------------
13.      TOTAL  CASH  -  END  OF MONTH                                                            $295,494
----------------------------------------------------------------------------------------------------------


                                                                                    Monthly Operating Report
----------------------------------------------------
CASE  NAME: OK Turbines, Inc.                                                           ACCRUAL BASIS-6
----------------------------------------------------
----------------------------------------------------
CASE  NUMBER: 400-42146-BJH-11                                                         02/13/95, RWD, 2/96
----------------------------------------------------


                                                                                    MONTH:   June 2001

PAYMENTS  TO  INSIDERS  AND  PROFESSIONALS

OF  THE  TOTAL  DISBURSEMENTS  SHOWN  FOR  THE  MONTH,  LIST  THE  AMOUNT  PAID
TO  INSIDERS  (AS  DEFINED  IN  SECTION  101 (31)  (A)-(F)  OF  THE  U.S.  BANKRUPTCY  CODE)
AND  TO  PROFESSIONALS.  ALSO,  FOR  PAYMENTS  TO  INSIDERS, IDENTIFY  THE  TYPE  OF
COMPENSATION  PAID  (e.g.  SALARY,  BONUS,  COMMISSIONS,  INSURANCE,  HOUSING  ALLOWANCE,
TRAVEL,  CAR ALLOWANCE,  ETC.).  ATTACH  ADDITIONAL  SHEETS  IF  NECESSARY.

                                      INSIDERS
-------------------------------------------------------------------------------------
                                  TYPE  OF              AMOUNT          TOTAL PAID
             NAME                  PAYMENT               PAID            TO DATE
-------------------------------------------------------------------------------------
1.   GREGG NIMMO            Reimbursment                     $1,269          $ 27,406
-------------------------------------------------------------------------------------
2.   GREGG NIMMO            Salary                           $6,923          $ 91,442
-------------------------------------------------------------------------------------
3.
-------------------------------------------------------------------------------------
4.
-------------------------------------------------------------------------------------
5.
-------------------------------------------------------------------------------------
6.   TOTAL  PAYMENTS
     TO  INSIDERS                                            $8,192          $118,848
-------------------------------------------------------------------------------------

                                                      PROFESSIONALS
-------------------------------------------------------------------------------------------------------------------------
             NAME              DATE  OF  COURT          AMOUNT            AMOUNT         TOTAL  PAID          TOTAL
                             ORDER  AUTHORIZING        APPROVED            PAID            TO  DATE          INCURRED
                                   PAYMENT                                                                  & UNPAID *
-------------------------------------------------------------------------------------------------------------------------
1.   N/A
-------------------------------------------------------------------------------------------------------------------------
2.   N/A
-------------------------------------------------------------------------------------------------------------------------
3.   N/A
-------------------------------------------------------------------------------------------------------------------------
4.   N/A
-------------------------------------------------------------------------------------------------------------------------
5.   N/A
-------------------------------------------------------------------------------------------------------------------------
6.   TOTAL  PAYMENTS
     TO  PROFESSIONALS                                       $    0          $      0                $0                $0
-------------------------------------------------------------------------------------------------------------------------

*  INCLUDE  ALL  FEES  INCURRED,  BOTH  APPROVED  AND  UNAPPROVED

POSTPETITION  STATUS  OF  SECURED  NOTES,  LEASES  PAYABLE  AND  ADEQUATE
PROTECTION  PAYMENTS

                                                      SCHEDULED          AMOUNTS
                                                       MONTHLY             PAID             TOTAL
                                                       PAYMENTS           DURING            UNPAID
                NAME OF CREDITOR                         DUE              MONTH          POSTPETITION
-------------------------------------------------------------------------------------------------------
1.   City of Hollister -                                $2,395          $  2,334                $0
     Building Rent
-------------------------------------------------------------------------------------------------------
2.   Other                                             various          $    604                $0
-------------------------------------------------------------------------------------------------------
3.   N/A
-------------------------------------------------------------------------------------------------------
4.   N/A
-------------------------------------------------------------------------------------------------------
5.   N/A
-------------------------------------------------------------------------------------------------------
6.   TOTAL                                              $2,395          $  2,938                $0
-------------------------------------------------------------------------------------------------------


                                                                                    Monthly Operating Report
----------------------------------------------------
CASE  NAME: OK Turbines, Inc.                                                           ACCRUAL BASIS-7
----------------------------------------------------
----------------------------------------------------
CASE  NUMBER: 400-42146-BJH-11                                                         02/13/95, RWD, 2/96
----------------------------------------------------

                                                                                  MONTH: June 2001
                                                                                         -------------------

QUESTIONNAIRE
                                                                             YES      NO
----------------------------------------------------------------------------------------
1.         HAVE  ANY  ASSETS  BEEN  SOLD  OR  TRANSFERRED  OUTSIDE
           THE  NORMAL  COURSE  OF  BUSINESS  THIS  REPORTING  PERIOD?                 X
----------------------------------------------------------------------------------------
2.         HAVE  ANY  FUNDS  BEEN  DISBURSED  FROM  ANY  ACCOUNT
           OTHER  THAN  A  DEBTOR  IN  POSSESSION  ACCOUNT?                            X
----------------------------------------------------------------------------------------
3.         ARE ANY POSTPETITION  RECEIVABLES (ACCOUNTS, NOTES, OR
           LOANS) DUE  FROM RELATED PARTIES?                                           X
----------------------------------------------------------------------------------------
4.         HAVE  ANY  PAYMENTS  BEEN  MADE  ON  PREPETITION  LIABILITIES
           THIS REPORTING PERIOD?                                                      X
----------------------------------------------------------------------------------------
5.         HAVE  ANY  POSTPETITION  LOANS  BEEN  RECEIVED BY THE
           DEBTOR FROM ANY PARTY?                                                      X
----------------------------------------------------------------------------------------
6.         ARE  ANY  POSTPETITION  PAYROLL  TAXES  PAST  DUE?                          X
----------------------------------------------------------------------------------------
7.         ARE  ANY  POSTPETITION  STATE  OR  FEDERAL  INCOME  TAXES
           PAST  DUE?                                                                  X
----------------------------------------------------------------------------------------
8.         ARE  ANY  POSTPETITION  REAL  ESTATE  TAXES  PAST  DUE?                     X
----------------------------------------------------------------------------------------
9.         ARE  ANY OTHER POSTPETITION  TAXES  PAST  DUE?                              X
----------------------------------------------------------------------------------------
10.        ARE  ANY  AMOUNTS  OWED  TO  POSTPETITION  CREDITORS
           DELINQUENT?                                                                 X
----------------------------------------------------------------------------------------
11.        HAVE  ANY  PREPETITION  TAXES  BEEN  PAID  DURING  THE
           REPORTING PERIOD?                                                           X
----------------------------------------------------------------------------------------
12.        ARE ANY WAGE PAYMENTS PAST DUE?                                             X
----------------------------------------------------------------------------------------

IF  THE  ANSWER  TO  ANY  OF  THE  ABOVE  QUESTIONS  IS  "YES,"  PROVIDE  A  DETAILED
EXPLANATION  OF  EACH  ITEM.  ATTACH  ADDITIONAL  SHEETS  IF  NECESSARY.
-----------------------------------------------------------------------------------------

INSURANCE
                                                                                 YES    NO
------------------------------------------------------------------------------------------
1.         ARE  WORKER'S COMPENSATION, GENERAL LIABILITY AND OTHER
           NECESSARY INSURANCE COVERAGES IN EFFECT?                              X
------------------------------------------------------------------------------------------
2.         ARE  ALL  PREMIUM  PAYMENTS  PAID  CURRENT?                           X
------------------------------------------------------------------------------------------
3.         PLEASE  ITEMIZE  POLICIES  BELOW.
------------------------------------------------------------------------------------------

IF  THE  ANSWER  TO  ANY  OF  THE  ABOVE  QUESTIONS  IS  "NO,"  OR  IF  ANY  POLICIES  HAVE  BEEN
CANCELLED  OR  NOT  RENEWED  DURING  THIS  REPORTING  PERIOD,  PROVIDE  AN  EXPLANATION
BELOW.  ATTACH  ADDITIONAL  SHEETS  IF  NECESSARY.

                                              INSTALLMENT  PAYMENTS
-----------------------------------------------------------------------------------------------------------------
             TYPE  OF                                                                      PAYMENT AMOUNT
              POLICY                     CARRIER                PERIOD COVERED               & FREQUENCY
-----------------------------------------------------------------------------------------------------------------
       See Kitty Hawk, Inc. Case #400-42141
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------

====================================================================================================================================

        ----------------------------------------------------------------------
        CASE NAME: OK Turbines, Inc.                                                 FOOTNOTES SUPPLEMENT
        ----------------------------------------------------------------------
        ----------------------------------------------------------------------
        CASE NUMBER: 400-42146-BJH-11                                                    ACCRUAL BASIS
        ----------------------------------------------------------------------

                                                                               MONTH:      June 2001
                                                                                        ----------------------------------------

        -------------------------------------------------------------------------------------------------------------------------
        ACCRUAL BASIS FORM
             NUMBER             LINE NUMBER             FOOTNOTE / EXPLANATION
        -------------------------------------------------------------------------------------------------------------------------

        -------------------------------------------------------------------------------------------------------------------------
              3                      12        All payroll is paid out of Kitty Hawk Charters, Inc. (Case #400-
        -------------------------------------------------------------------------------------------------------------------------
                                     13          42142) and allocated to the Company. Related payroll
        -------------------------------------------------------------------------------------------------------------------------
                                                 taxes are disbursed outof and reported at KH Charters.
        -------------------------------------------------------------------------------------------------------------------------

        -------------------------------------------------------------------------------------------------------------------------
              6                                All Professional fees related to the Reorganization of the
        -------------------------------------------------------------------------------------------------------------------------
                                                 Company are disbursed out of Kitty Hawk, Inc. (Parent
        -------------------------------------------------------------------------------------------------------------------------
                                                 Company). Refer to Case # 400-42141
        -------------------------------------------------------------------------------------------------------------------------

        -------------------------------------------------------------------------------------------------------------------------
              7                                All insurance plans related to the Company are carried
        -------------------------------------------------------------------------------------------------------------------------
                                                 at Kitty Hawk, Inc. (Parent Company). Refer to Case #
        -------------------------------------------------------------------------------------------------------------------------
                                                 400-42141.
        -------------------------------------------------------------------------------------------------------------------------

        -------------------------------------------------------------------------------------------------------------------------

        -------------------------------------------------------------------------------------------------------------------------

        -------------------------------------------------------------------------------------------------------------------------

        -------------------------------------------------------------------------------------------------------------------------

        -------------------------------------------------------------------------------------------------------------------------

        -------------------------------------------------------------------------------------------------------------------------

        -------------------------------------------------------------------------------------------------------------------------

        -------------------------------------------------------------------------------------------------------------------------

        -------------------------------------------------------------------------------------------------------------------------

        -------------------------------------------------------------------------------------------------------------------------

        -------------------------------------------------------------------------------------------------------------------------

        -------------------------------------------------------------------------------------------------------------------------

        -------------------------------------------------------------------------------------------------------------------------

        -------------------------------------------------------------------------------------------------------------------------

        -------------------------------------------------------------------------------------------------------------------------

        -------------------------------------------------------------------------------------------------------------------------

        -------------------------------------------------------------------------------------------------------------------------

        -------------------------------------------------------------------------------------------------------------------------

        -------------------------------------------------------------------------------------------------------------------------

        -------------------------------------------------------------------------------------------------------------------------

====================================================================================================================================

CASE NAME: OK Turbines, Inc.

CASE NUMBER: 400-42146-BJH-11

Details of Other Items


ACCRUAL BASIS-1                                      June 2001


8.   OTHER (ATTACH LIST)                           $    (736,160)  Reported
                                                   -------------
         Intercompany Receivables                       (776,116)
         Misc                                             (1,057)
         Security Deposit                                 41,013
                                                   -------------
                                                        (736,160)  Detail
                                                   -------------
                                                               -   Difference


ACCRUAL BASIS-3

8.   OTHER (ATTACH LIST)                           $      16,544   Reported
                                                   -------------
         Recover NSF                                         369
         Return of money for auction not spent            16,000
         Void Check                                          175
                                                   -------------
                                                          16,544   Detail
                                                   -------------
                                                               -   Difference


25.  OTHER (ATTACH LIST)                                  12,458   Reported
                                                   -------------
         Freight                                           4,265
         Fuel                                                706
         Licenses and Fees                                   539
         Outside Services                                  4,227
         Refunds                                             858
         NSF Check                                           369
         Subscription                                      1,494
         Transfer to KH Charters                               -
                                                   -------------
                                                          12,458   Detail
                                                   -------------
                                                               -   Difference